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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 30, 1996


                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New Jersey                   33-98178                 22-3382016
----------------------------      -------------         -------------------
(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                 File Number)          Identification No.)


                100 Village Court, Hazlet, New Jersey          07730
               ----------------------------------------      ----------
               (Address of principal executive offices)      (Zip Code)

                                 (908) 888-4801
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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


Item 7(a).                 Financial Statements.


Independent Auditors' Report


To the Members
Matzel & Mumford at South Brunswick, L.L.C.
Hazlet, New Jersey

We have audited the accompanying balance sheet of Matzel & Mumford at South Brunswick, L.L.C. as of July 31, 1996 and the related statement of cash flows for the period May 1, 1996 (date of inception) to July 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Matzel & Mumford at South Brunswick, L.L.C. as of July 31, 1996 and its cash flows for the period May 1, 1996 (date of inception) through July 31, 1996 in conformity with generally accepted accounting principles.



                                               BDO SEIDMAN, LLP




August 15, 1996

                   Matzel & Mumford at South Brunswick, L.L.C.


                                  Balance Sheet



July 31, 1996
-------------------------------------------------------------------------------
Assets
   Cash                                                            $212,857
   Inventory                                                      1,458,603
-------------------------------------------------------------------------------
              Total assets                                       $1,671,460
===============================================================================
Liabilities and Members' Equity
   Due to affiliates (Note 4)                                      $471,460
   Mortgage payable - M&M Mortgage Funding (Note 3)               1,200,000
-------------------------------------------------------------------------------
              Total liabilities                                   1,671,460
-------------------------------------------------------------------------------
Members' equity                                                       1,000
Receivable from members                                              (1,000)
-------------------------------------------------------------------------------
              Total members' equity                                       -
===============================================================================
              Total liabilities and members' equity              $1,671,460
===============================================================================
                                See accompanying notes to financial statements.

                   Matzel & Mumford at South Brunswick, L.L.C.


                             Statement of Cash Flows



For the period May 1, 1996 (date of inception) to July 31, 1996
--------------------------------------------------------------------------------
Cash flows from operating activities:
 Net income                                                        $        -
 Adjustments to reconcile net loss to net cash used in operating activities:
     Increase in inventories                                        1,458,603
--------------------------------------------------------------------------------
        Net cash used in operating activities                       1,458,603
--------------------------------------------------------------------------------
Cash flows from financing activities:
 Proceeds from notes payable                                        1,200,000
 Advances from affiliates                                             471,460
--------------------------------------------------------------------------------
        Net cash provided by financing activities                   1,671,460
--------------------------------------------------------------------------------
Increase in cash                                                      212,857
Cash, beginning of period                                                   -
================================================================================
Cash, end of period                                                  $212,857
================================================================================
                               See accompanying notes to financial statements.

                   Matzel & Mumford at South Brunswick, L.L.C.


                          Notes to Financial Statements



  1.Summary of Accounting          Nature of Business and Organization
    Policies
                                   Matzel  &  Mumford at South Brunswick, L.L.C.
                                   (the "Company") is a New Jersey limited liability company formed on May 1, 1996 for the purpose of purchasing land in South
                                   Brunswick, New Jersey and developing and constructing 40 single-family homes on the land. Through July 31, 1996, there has been no operating activity.

                                   Revenue Recognition

                                   Revenues arising from home sales will be recognized under the accrual method. Under this method, income will be recognized when all terms relating to the sale of a unit are complete, consideration is exchanged and title is conveyed to the buyer.

                                   Inventories

                                   Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

                                   Inventory costs currently comprise land and project overhead. Inventory costs will comprise direct unit and allocated costs. Development costs for each building lot will be capitalized until the property is complete and title has been conveyed to the buyer. Development costs generally include land and improvements, house construction, project overhead, interest and a portion of construction management fees. Interest capitalized is based upon the interest rate on specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

                                   Members' Capital

                                   The two managing members have pledged a total of $1,000 in capital contributions.

                                   Income Taxes

                                   The Company is organized and operates as a limited liability corporation which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

                                   Estimates

                                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.Inventories                      Inventories  relating to  the  development of
                                   single-family homes consist of the following at July 31, 1996:

                                   Land                              $1,180,000
                                   Project overhead                     278,603
                                   ---------------------------------------------
                                                                     $1,458,603
                                   =============================================

                                   All expenses incurred for the development of the project will be capitalized. Selling expenses which do not benefit future periods, and general and administrative expenses, will be treated as period costs and will be expensed as incurred.

3.Mortgage Payable                 The Company has a mortgage  payable to Matzel
                                   & Mumford Mortgage Funding, Inc., an entity controlled by the members of the Company. The mortgage note is payable interest only at 16%, to be paid quarterly until July 31, 1997, when the outstanding principal balance is due. The note is collateralized by a first mortgage on the property.


4.Related Party                    The Company has an agreement  with The Matzel
  Transactions                     &  Mumford   Organization,    Inc.   ("MMO"),
                                   whereby MMO provides construction management services at a fee of 4% of the gross selling price of each house. MMO is entitled to draws of $30,000 per month. During the period May 1 through July 31, 1996, no management fees have been incurred.

                                   Included in due to/from affiliates are transfers of costs incurred by affiliated companies of the managing member of the Company. The amounts are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.







Item 7(c).        Exhibits

      4(a) Indenture between Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") and First Union National Bank, as Trustee, dated as of January 25, 1996 (incorporated by reference to Exhibit 4(a) of Registration Statement on Form SB-2 (Reg. No. 33-98178)).

      4(b) Resolutions of the Board of Directors of the Funding Company respecting terms of Intermediate Term Secured Notes (incorporated by reference to Exhibit 4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

      27          Financial Data Schedule.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MATZEL & MUMFORD MORTGAGE
                                            FUNDING, INC.


                                            /S/ ROGER MUMFORD
Dated:  October 2, 1996                 By:-------------------------
                                            Roger Mumford
                                               President

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                               DOCUMENT                              PAGE

4(a)              Indenture between Matzel & Mumford Mortgage Funding,       *
                  Inc.  (the   "Funding   Company")  and  First  Union
                  National  Bank, as Trustee,  dated as of January 25,
                  1996  (incorporated  by reference to Exhibit 4(a) of
                  Registration   Statement  on  Form  SB-2  (Reg.  No.
                  33-98178)).

4(b)              Resolutions of the Board of Directors of the Funding       *
                  Company   respecting  terms  of  Intermediate   Term
                  Secured Notes  (incorporated by reference to Exhibit
                  4(b) of Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996).

27                Financial Data Schedule.





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*Incorporated by reference.